Exhibit 10.1
Letter Agreement
This Letter Agreement (the “Letter Agreement”) is dated as of June 9, 2015 by and among Agilent Technologies, Inc. (the “Company”), BNP Paribas, as Administrative Agent under the Credit Agreement (defined and described further below) (the “Administrative Agent”) and the banks listed on the signature pages hereto (the “Lenders”).
Reference is made to the Credit Agreement (as amended or modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) dated as of September 15, 2014 among the Company, the Administrative Agent, the Lenders and the other banks from time to time party thereto. Each of the Increasing Lenders has executed an Accession Agreement (the “Accession Agreements”), dated of even date herewith, that either (a) reflects its accession to the Credit Agreement as a Lender thereunder, or (b) in the case of existing Lenders under the Credit Agreement, provides for an increase in its respective Commitment under the Credit Agreement. This Letter Agreement sets forth the Commitment of each Lender under the Credit Agreement after giving effect to the increase of the Commitments in accordance with Section 2.08(d) of the Credit Agreement, effective as of the date hereof.
Each Lender agrees and confirms by its signature below that the Commitment of such Lender under the Credit Agreement is the amount set forth opposite the name of such Lender on Schedule I hereto.
The Administrative Agent confirms that the Required Lenders have approved a Consent Letter, pursuant to which the total amount of Commitments permitted to be added in accordance with Section 2.08(d) of the Credit Agreement shall remain US$300,000,000 after giving effect to this Letter Agreement and the Accession Agreements, and the increase in aggregate Commitments effected thereby.
Except as expressly set forth herein, the Credit Agreement (giving effect to this Letter Agreement), the Notes and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
This Letter Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Letter Agreement to be duly executed and delivered as of the date first above written.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Guillermo Gualino
Name:	Guillermo Gualino
Title:	VP, Treasurer

[Signature Page to Agilent Letter Agreement]

BNP PARIBAS, as Administrative Agent and a
Lender

By:	/s/ Nicole Rodriguez
Name:	Nicole Rodriguez
Title:	Director

By:	/s/ Nicolas Rabier
Name:	Nicolas Rabier
Title:	Managing Director

[Signature Page to Agilent Letter Agreement]

CITIBANK, N.A., as an Lender

By:	/s/ Susan Olsen
Name:	Susan Olsen
Title:	Vice President

[Signature Page to Agilent Letter Agreement]

BANK OF AMERICA, N.A., as an Lender

By:	/s/ Charmaine Lobo
Name:	Charmaine Lobo
Title:	Vice President

[for Lenders requiring two signature blocks]

By:
Name:
Title:

[Signature Page to Agilent Letter Agreement]

BARCLAYS BANK PLC, as an Lender

By:	/s/ Alicia Borys
Name:	Alicia Borys
Title:	Vice President

[Signature Page to Agilent Letter Agreement]

CREDIT SUISSE AG, Cayman Islands Branch, as
Lender

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
Name:	Karim Rahimtoola
Title:	Authorized Signatory

[Signature Page to Agilent Letter Agreement]

Wells Fargo Bank, National Association, as a
Lender

By:	/s/ Joe Ellerbroek
Name:	Joe Ellerbroek
Title:	Assistant Vice President

[Signature Page to Agilent Letter Agreement]

J.P.Morgan Chase Bank N.A., as a Lender

By:	/s/ Vanessa Chiu
Name:	Vanessa Chiu
Title:	Executive Director

[Signature Page to Agilent Letter Agreement]

HSBC Bank USA, National Association, as a
Lender

By:	/s/ David Wagstaff
Name:	David Wagstaff
Title:	Managing Director, Global Banking

[Signature Page to Agilent Letter Agreement]

LLOYDS BANK PLC, as an Lender

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President
Transaction Execution
Category A, P003

By:	/s/ Joel Slomko
Name:	Joel Slomko
Title:	Assistant Vice President
Transaction Execution
Category A, S088

[Signature Page to Agilent Letter Agreement]

MIZUHO BANK, LTD, as an Lender

By:	/s/ Bertram H. Tang
Name:	Bertram H. Tang
Title:	Authorized Signatory

[Signature Page to Agilent Letter Agreement]

SCHEDULE I
Commitment Schedule

Lender	Commitment
BNP Paribas	$100,000,000
Citibank, N.A.	$100,000,000
Bank of America N.A.	$100,000,000
Barclays Bank PLC	$75,000,000
Credit Suisse AG	$75,000,000
Wells Fargo Bank, National Association	$75,000,000
JPMorgan Chase Bank, N.A.	$60,000,000
HSBC Bank USA, National Association	$40,000,000
Lloyds Bank plc	$40,000,000
Mizuho Bank Ltd.	$35,000,000

TOTAL:	$700,000,000.00

[Agilent Letter Agreement]